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                                                                EXHIBIT 10.30.10

                              AMENDMENT NUMBER TEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------

         THIS AMENDMENT NUMBER TEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 10th day of March, 1997, by and between SUNSTONE/KENT ASSOCIATES, L.P., a California limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

         WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

         WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Hawthorn Suites Hotel in Kent, Washington (the "Hotel") and the execution of the Lease Agreement for such Hotel.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

         2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

         3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                  PLEDGOR

                                  /s/ Robert A. Alter
                                  -------------------
                                  Robert A. Alter


                                  /s/ Charles L. Biederman
                                  ------------------------
                                  Charles L. Biederman

                                  SECURED PARTY

                                  SUNSTONE HOTEL INVESTORS, L.P.
                                  a Delaware limited partnership

                                  By:      Sunstone Hotel Investors, Inc.
                                           a Maryland corporation,
                                           Its General Partner

                                           By: /s/ Robert A. Alter
                                               -------------------
                                               Robert A. Alter
                                               Its:  President

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                                    EXHIBIT A
                                    ---------

                       Percentage Leases & Pledge of Units

Percentage                       Four        Number of  Third           Initials
Lease                            Months      Units      Anniversary     of
-----                            Base Rent   Pledged    Date            Pledgor
                                 ---------   -------    ----            -------
Hampton Inn -                    $188,750    19,868     August 16, 1998     **
         Denver S.E., CO
Hampton Inn -                    $150,000    15,790     August 16, 1998     **
         Pueblo, CO
Courtyard by Marriott -          $135,000    14,211     August 16, 1998     **
         Fresno, CA
Hampton Inn -                    $158,667    16,702     August 16, 1998     **
         Mesa, AZ
Holiday Inn -                    $125,000    13,158     August 16, 1998     **
         Steamboat Springs, CO
Holiday Inn -                    $142,000    14,947     August 16, 1998     **
         Craig, CO
Holiday Inn -                    $ 53,333     5,614     August 16, 1998     **
         Provo, UT
Hampton Inn -                    $161,000    16,947     August 16, 1998     **
         Silverthorne, CO
Best Western -                   $220,000    23,158     August 16, 1998     **
         Santa Fe, NM
Hampton Inn -                    $132,000    13,895     August 16, 1998     **
         Arcadia, CA
Hampton Inn -                    $139,333    13,933     December 13, 1998   **
         Oakland, CA
Cypress Inn -                    $189,000    17,182     February 2, 1999    **
         Kent, WA
Cypress Inn -                    $107,917     9,811     February 2, 1999    **
         Poulsbo, WA


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
Percentage                      Four        Number of  Third            Initials
Lease                           Months      Units      Anniversary      of
-----                           Base Rent   Pledged    Date             Pledgor
                                ---------   -------    ----             -------
Cypress Inn -                   $  145,667   13,242    February 2, 1999    **
         Clackamas, WA
Cypress Inn -                   $  121,000   11,000    February 2, 1999    **
         Portland, OR
Courtyard By Marriott -         $  142,000   14,025    April 1, 1999       **
         Riverside, CA
Holiday Inn Select -            $  270,000   24,828    June 28, 1999       **
         Renton, WA
Comfort Suites -                $  240,000   24,615    August 13, 1999     **
         So. San Francisco, CA
Days Inn -                      $   90,000    9,231    August 13, 1999     **
         Price, UT
Residence Inn -                 $  100,000    9,524    September 20, 199   **
         Highlands Ranch, CO
Holiday Inn -                   $  100,000    9,090    October 29, 1999    **
         Flagstaff, AZ
Holiday Inn -                   $  268,666   24,424    October 29, 1999    **
         Mesa, AZ
Hampton Inn -                   $  115,400   10,455    October 29, 1999    **
         Tucson, AZ
Radisson Suite -                $  363,400   29,665    December 19, 1999   **
         Oxnard, CA
Ramada Hotel -                  $  335,530   25,810    January 17, 2000    **
         Cypress, CA
Holiday Inn Harbor View -       $  289,033   22,233    January 17, 2000    **
         San Diego, CA
Hawthorn Suites -               $  367,533   26,479    March 10, 2000      **
         Kent, WA
COMBINED TOTALS:                $4,850,229  449,837

------------------
** Initialed by Robert A. Alter and Charles L. Biederman



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